EX-35.5
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A,


Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, NY 10719


RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer, Securities Administrator and/or Trustee under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period


March 1, 2008
/s/ William Augustin
WILLIAM AUGUSTIN
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

 1 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities I
   Trust 2007-AC5, Asset-Backed Certificates, Series 2007-AC5, Wells Fargo Bank, N.A. as Trustee

 2 Pooling and Servicing Agreement for BS ABS 2003-1, Wells Fargo Bank, N.A. as
   Master Servicer

 3 Pooling and Servicing Agreement for BS ABS 2003-3, Wells Fargo Bank, N.A. as
   Master Servicer

 4 Pooling and Servicing Agreement for Bear Stearns ALT-A Trust, Mortgage
   Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 5 Pooling and Servicing Agreement for BS ABS 2004-SD4, Wells Fargo Bank, N.A.
   as Master Servicer

 6 Pooling and Servicing Agreement for BS ABS 2004-SD3, Wells Fargo Bank, N.A.
   as Master Servicer

 7 Pooling and Servicing Agreement for BS ABS 2004-SD1, Wells Fargo Bank, N.A.
   as Master Servicer

 8 Pooling and Servicing Agreement for BSAB 2003-SD3, Wells Fargo Bank, N.A. as
   Master Servicer

 9 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities
   Trust Asset-Backed Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for BSAB 2003-SD1, Wells Fargo Bank, N.A. as
   Master Servicer

11 Pooling and Servicing Agreement for SAMI II 2006-AR1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

12 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities I
   Trust 2007-AC6, Asset Backed Certificates, Series 2007-AC6, Wells Fargo Bank, N.A. as Trustee


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


13 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities I
   Trust 2007-AC4, Asset-Backed Certificates, Series 2007-AC4, Wells Fargo Bank, N.A. as Trustee

14 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities I
   Trust 2007-AC3, Asset Backed Certificates, SERIES 2007-AC3, Wells Fargo Bank, N.A. as Trustee

15 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities I
   Trust 2007-AC1 Asset-Backed Certificates, Series 2007-AC1, Wells Fargo Bank, N.A. as Securities Administrator,

16 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities
   Trust 2007-2, Asset-Backed Certificates, Series 2007-2 Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for SACO I Trust Mortgage-Backed
   Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

18 Pooling and Servicing Agreement for BSABS 2006-AC5, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable


19 Pooling and Servicing Agreement for BSABS 2006-AC3, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

20 Pooling and Servicing Agreement for BSAB 2003-SD2, Wells Fargo Bank, N.A. as
   Master Servicer

21 Pooling and Servicing Agreement for BSABS 2006-IM1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

22 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities
   Trust 2007-SD3 Asset-Backed Certificates, Series 2007-SD3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

23 Pooling and Servicing Agreement for Bears Stearns Asset Backed Securities
   Trust 2007-SD2, Asset-Backed Certificates, Series 2007-SD2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

24 Pooling and Servicing Agreement for BS ABS 2006-SD4, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

25 Pooling and Servicing Agreement for BS ABS 2006-ST1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

26 Pooling and Servicing Agreement for BS ABS 2006-4, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


27 Pooling and Servicing Agreement for BS ABS 2006-3, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

28 Pooling and Servicing Agreement for BS ABS 2006-2, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

29 Pooling and Servicing Agreement for Bear Stearns Asset Backed Securities
   Trust 2007-SD1, Asset-Backed Certificates, Series 2007-SD1, Wells Fargo Bank, N.A. as Securities Administrator

30 Pooling and Servicing Agreement for BS ABS 2005-SD3, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

31 Pooling and Servicing Agreement for BS ABS 2006-SD3, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

32 Pooling and Servicing Agreement for BSABS 2006-AC4, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

33 Pooling and Servicing Agreement for BS ABS 2006-SD2, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

34 Pooling and Servicing Agreement for Bear Stearns Mortgage Funding Trust
   2006-AC1, Mortgage Pass-Through Certificates Series 2006-AC1, Wells Fargo Bank, N.A. as Trustee

35 Pooling and Servicing Agreement for BS ABS 2006-AC1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

36 Pooling and Servicing Agreement for BS ARM TRUST 2006-1, Wells Fargo Bank,
   N.A. as Master Servicer and Securities Administrator, as applicable

37 Pooling and Servicing Agreement for GRNPT2006-AR1, Wells Fargo Bank, N.A.
   as Trustee

38 Pooling and Servicing Agreement for SAMI II 2006-AR2, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

39 Sale and Servicing Agreement for BS ABS 2006-SD1, Wells Fargo Bank, N.A.
   as Master Servicer and/or Securities Administrator, as applicable

40 Pooling and Servicing Agreement for Morgan Stanley Structured Trust I 2007-1,
   Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


41 Pooling and Servicing Agreement for BS ABS 2006-AC2, Wells Fargo Bank, N.A.
   as Securities Administrator